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                                                                   EXHIBIT 10.23

                  THIRD AMENDMENT TO DEALERTRACK HOLDINGS, INC.

                             2001 STOCK OPTION PLAN

            1. Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the DealerTrack Holdings, Inc. 2001 Stock Option Plan, as amended (the "Plan").

            2. Shares of Stock Subject to the Plan. Section 3(a) of the Plan is hereby amended by replacing the number of shares of Common Stock subject to the Plan in the first sentence of such Section 3(a) from "2, 100,000" to "3,300,000".